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                                                                      Exhibit 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the quarterly report of TRUBION PHARMACEUTICALS, INC. (the "Company") on Form 10-Q for the quarter ended September 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Company certifies, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer's knowledge:

            (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

Date: November 21, 2006

                             /s/ Peter A. Thompson, M.D. FACP
                 ---------------------------------------------------
                 NAME:          PETER A. THOMPSON, M.D. FACP
                 TITLE:    PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                   /s/ Michelle Burris
                 ---------------------------------------------------
                 NAME:                MICHELLE BURRIS
                 TITLE:          SENIOR VICE PRESIDENT AND
                                  CHIEF FINANCIAL OFFICER
                         (PRINCIPAL ACCOUNTING AND FINANCIAL OFFICER)

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